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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Alternative Living Services, Inc.:



We consent to the use of our report dated February 12, 1996, except as to note 2(j), which is as of May 17, 1996, included herein and to the references to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick LLP
Milwaukee, Wisconsin

July 26, 1996

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                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
ALS-Midwest Inc.:



We consent to the use of our report dated April 18, 1996 included herein and to the references to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick LLP
Milwaukee, Wisconsin

July 26, 1996

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                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
New Crossings International Corporation:



We consent to the use of our report dated February 5, 1996 included herein and to the references to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick LLP
Seattle, Washington

July 26, 1996